CONSENT AND SIXTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Consent and Sixth Amendment to Amended and Restated Credit Agreement ("Amendment") is dated as of October 18, 2005, and is by and among General Electric Capital Corporation, a Delaware corporation, individually as a Lender and as Agent for the Lenders, SportRack, LLC, a Delaware limited liability company ("SportRack US Borrower"), Valley Industries, LLC, a Delaware limited liability company ("Valley US Borrower" and, together with SportRack US Borrower, "US Borrowers"), Brink International B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its corporate seat (statutaire zetel) in Staphorst, The Netherlands and registered with the Chamber of Commerce (Kamer van Koophandel) in Regio Zwolle under number 05058752 ("European Borrower" and, together with US Borrowers, "Borrowers"), the other persons designated as "Credit Parties" on the signature pages hereof, and the Lenders which are signatories hereto.

W I T N E S S E T H:

WHEREAS, pursuant to an Amended and Restated Credit Agreement dated as of May 23, 2003, by and among Agent, the Lenders from time to time party thereto, Borrowers and the other Credit Parties from time to time party thereto (as amended or otherwise modified from time to time, the "Credit Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement), Agent and the Lenders agreed, subject to the terms and provisions thereof, to provide certain loans and other financial accommodations to Borrowers;

WHEREAS, Borrowers desire to have European Borrower enter into the Management Option Subscription Agreement dated as of September 30, 2005 (the "Rengelik Subscription Agreement"), between European Borrower and Wim Rengelik, an individual, as optionholder ("Optionholder"), pursuant to which Optionholder will acquire options (the "Rengelik Options") to acquire an amount not in excess of 2,094 ordinary shares of European Borrower (the "Rengelik Option Purchase");

WHEREAS, Borrowers desire to have European Borrower enter into the Option Repurchase Agreement dated as of September 30, 2005 (the "Rengelik Repurchase Agreement") between European Borrower and Optionholder, pursuant to which the Rengelik Options, subject to certain conditions and circumstances specified therein, are made subject to a right of repurchase by European Borrower or a right and obligation to transfer to an ultimate purchaser designated by European Borrower;

WHEREAS, absent the consent of Agent and the Requisite Lenders, the consummation of the Rengelik Option Purchase would violate the Credit Agreement, and accordingly Borrowers have requested that Agent and the Requisite Lenders consent to the issuance of the Rengelik Options and Rengelik Option Purchase; and

WHEREAS, in addition to the foregoing, Borrowers have requested that Agent and the Requisite Lenders agree to amend the Credit Agreement in certain respects, as set forth below.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  Consent. In reliance upon the representations and warranties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, Agent and the Lenders signatory hereto hereby consent to the issuance of the Rengelik Options and the Rengelik Option Purchase in accordance with the Rengelik Option Purchase Documents (as defined below). The foregoing consent is a limited consent, which shall be effective only with respect to the specific facts set forth above. Such limited consent shall not be deemed to constitute a consent or waiver of any term, provision or condition of the Credit Agreement with respect to any transaction or circumstance other than the specific facts set forth above or to prejudice any right or remedy that Agent or Lenders may now have or may have in the future under or in connection with any of the Loan Documents.

2.  Amendments to Credit Agreement. In reliance upon the representations and warranties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

(a)  The definition of "Change of Control" set forth in Annex A to the Credit Agreement is hereby amended by amending and restating clause (j) thereof, as follows:

"or (j) (x) there exists a "Brink Change of Control" or "Consolidated Change of Control" each as defined in the Option Repurchase Agreement dated as of May 17, 2005 by and between European Borrower and Gerrit DeGraaf, as such agreement may be amended from time to time, solely to the extent such agreement remains in effect or (y) there exists a "Brink Change of Control" or "Consolidated Change of Control" each as defined in the Option Repurchase Agreement dated as of September 30, 2005 by and between European Borrower and Wim Rengelik, as such agreement may be amended from time to time, solely to the extent such agreement remains in effect."

3.  Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a)  Agent shall have received this Amendment executed by Credit Parties and Requisite Lenders;

(b)  The Credit Parties shall have executed and delivered or shall have caused to be executed and delivered such other agreements, instruments and documents as Agent may reasonably request, each of which shall be in form and substance reasonably satisfactory to Agent;

(c)  Agent shall have received a fully executed copy of each of the Rengelik Subscription Agreement, the Rengelik Repurchase Agreement and any of the other Rengelik Option Purchase Documents, if any (in each case including any schedules, exhibits, annexes and other attachments thereto), each of which shall be in form and substance reasonably satisfactory to Agent;

(d)  All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent, Lenders and their respective legal counsel; and

(e)  No Default or Event of Default shall have occurred and be continuing, both before and after giving effect to the provisions of this Amendment.

4.  Representations and Warranties. To induce Agent and the Lenders signatory hereto to enter into this Amendment, each Credit Party hereby represents and warrants to Agent and the Lenders that:

(a)  The execution, delivery and performance by each Credit Party of this Amendment and the transactions contemplated hereby is within its organizational power, have been duly authorized by all necessary action, have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to any Credit Party, the articles of incorporation, by-laws or any other organizational document of any Credit Party, any order, judgment or decree of any court or governmental agency, or any agreement, instrument or document binding upon any Credit Party or any of its property;

(b)  Each of the Credit Agreement and the other Loan Documents, as amended by this Amendment, are the legal, valid and binding obligation of each Credit Party, enforceable against such Credit Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors' rights generally or by principles governing the availability of equitable remedies;

(c)  After giving effect to the amendments set forth herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and accurate (in all material respects if any such representation and warranty is not by its terms already qualified as to materiality) as of the date hereof with the same force and effect as if such had been made on and as of the date hereof (other than those which, by their terms, specifically are made as of a certain date prior to the date hereof);

(d)  Each Credit Party has performed in all material respects all of its obligations under the Credit Agreement and the Loan Documents to be performed by it on or before the date hereof and as of the date hereof, such Credit Party is in compliance in all material respects with all applicable terms and provisions of the Credit Agreement and each of the Loan Documents to be observed and performed by it and no Event of Default or other event which, upon notice or lapse of time or both, would constitute an Event of Default, has occurred;

(e)  The execution and performance of the Rengelik Option Purchase Documents and consummation of the Rengelik Option Purchase and the transactions contemplated thereby does not and will not (i) violate, contravene or conflict with any Contractual Obligation (including, without limitation, any provision of the Public Note Indenture, the Intermediate Holdings Note Indenture or the Subordinated Notes) of any Credit Party or (ii) cause or otherwise result in any prepayment of, redemption of, acceleration of or offer to purchase any amounts in respect of any Indebtedness (including, without limitation, the Public Note Debt, the Intermediate Holdings Note Debt or the Indebtedness evidenced by the Subordinated Notes); and

(f)  Attached hereto as Exhibit A is a true, correct and complete executed copy of each of (i) the Rengelik Subscription Agreement and (ii) the Rengelik Repurchase Agreement, which such Borrower represents and warrants constitute all of the material agreements and material documents to be executed and/or delivered in connection with the Rengelik Option Purchase (collectively, the "Rengelik Option Purchase Documents").

5.  Reaffirmation of Collateral Documents. Each Credit Party hereby (a) affirms that (i) except as expressly contained herein, nothing contained therein shall modify in any respect whatsoever any of its obligations under any of the Collateral Documents to which it is a party and (ii) each such Collateral Document is and shall continue to remain in full force and effect and (b) agrees that all references in any of the Loan Documents to the "Obligations" shall be deemed to refer to the definition of "Obligations" as amended by this Amendment and as otherwise amended from time to time.

6.  Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

7.  Continued Effectiveness. Except as affected hereby, the Credit Agreement and each of the Loan Documents shall continue in full force and effect according to its terms.

8.  Costs and Expenses. Each Borrower hereby acknowledges and agrees that this Amendment is a "Loan Document" for purposes of, among other things, subsection 1.3(e) of the Credit Agreement.

[signature page follows]

# 487287.v02 3/17/06 3:14 PM @FZR02!.DOC5107.017

IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first written above.

BORROWERS:

SPORTRACK, LLC By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

VALLEY INDUSTRIES, LLC By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

BRINK INTERNATIONAL B.V. By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

OTHER CREDIT PARTIES:

CHAAS HOLDINGS, LLC By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

ADVANCED ACCESSORY HOLDINGS CORPORATION By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

CHAAS ACQUISITIONS, LLC By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

ADVANCED ACCESSORY SYSTEMS, LLC By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO:

AAS ACQUISITIONS, LLC By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

CHAAS HOLDINGS B.V. By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

SPORTRACK ACCESSORIES INC. By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

SPORTRACK GMBH By: /s/ Michael Runte Name: Michael Runte Title: Managing Director

VALTEK, LLC By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

CHAAS HOLDINGS III B.V. By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

AAS CAPITAL CORPORATION By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

NOMADIC SPORT INC. By: /s/ Ronald J. Gardhouse Name: Ronald J. Gardhouse Title: EVP and CFO

SPORTRACK S.R.O. By: /s/ Michael Runte Name: Michael Runte Title: Managing Director

SPORTRACK IBERICA AUTOMOTIVE, S.L. UNIPERSONAL By: /s/ Michael Runte Name: Michael Runte Title: Managing Director

BRINK SVERIGE AB By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

BRINK U.K. LIMITED By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

BRINK NORDISK HOLDINGS APS By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

BRINK POLSKA SP Z.O.O. By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

BRINK FRANCE S.A.R.L. By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

ELLEBI S.R.L. By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

NORDISK KOMPONENT HOLDINGS A/S By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

SOCIETE DE FABRICATION D'EQUIPEMENTS ET D'ACCESSOIRES SA By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

BRINK TREKHAKEN B.V. By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

BRINK A/S By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

SCI L'ELMONTAISE By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

CHAAS HOLDINGS II B.V. By: /s/ Gerrit de Graff Name: Gerrit de Graff Title:

AGENT AND LENDERS:

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender By: /s/ Susan K. Staub Name: Susan K. Staub Title: Duly Authorized Signatory
PB CAPITAL CORPORATION, as a Lender By: Name: Title:
COMERICA BANK, as a Lender By: Name: Title:

EXHIBIT A

The Rengelik Option Purchase Documents

See attached